UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2017

ALERE INC.
(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
 (Address of Principal Executive Offices) (Zip Code)

(781) 647-3900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 30, 2017 (the “Fourth Amendment Effective Date”), Alere Inc. (the “Company” or “Alere”) entered into a Fourth Amendment, dated as of May 30, 2017, (as amended or otherwise modified from time to time, the “Fourth Amendment”) among the Company, certain subsidiaries of the Company, the several lenders from time to time party thereto, Goldman Sachs Bank USA, as B term loan administrative agent (the “TLB Agent”), Healthcare Financial Solutions, LLC (formerly known as General Electric Capital Corporation), as pro rata administrative agent (the “Pro Rata Agent”, and together with the TLB Agent, the “Administrative Agents”) to the secured Credit Agreement, dated as of June 18, 2015 (as amended or otherwise modified from time to time, the “Credit Agreement”), among the Company, the several lenders from time to time party thereto, the Administrative Agents and certain other agents and arrangers.

Pursuant to the Fourth Amendment, the Lenders under the Credit Agreement have agreed to (i) waive certain Defaults and Events of Defaults (each as defined in the Credit Agreement) that may have occurred, is occurring or hereafter occur, resulting from, among other things, (x) failure to deliver to the Administrative Agents the financial statements and the related deliverables for the fiscal year ended December 31, 2016, (such financial statements and deliverables, the “FY 2016 Financial Reports”) and the fiscal quarter ended March 31, 2017, (such financial statements and deliverables, the “Q1 2017 Financial Reports”) in each case, by the applicable deadlines under the Credit Agreement, (y) any restatement, revision or other adjustment of certain financial statements as a result of the Company’s review described in the Company’s Current Report on Form 8-K dated as of May 22, 2017, (the “May 8-K”) as a result of the Company’s incorrect recognition of revenue transactions for certain fiscal periods set forth in the Fourth Amendment and (z) any breach of any representation or affirmative covenant as a result of certain deliverables delivered being incorrect that is discovered as part of the review described in the May 8-K to the extent that such breach is due to the Company’s incorrect recognition of revenue transactions for certain fiscal periods set forth in the Fourth Amendment, (ii) extend the deadlines for delivery of the FY 2016 Financial Reports, to the earlier of (A) July 15, 2017, and (B) the date that is three business days prior to the earliest date (after giving effect to any applicable cure periods or any waivers or other types of extensions) that an event of default would arise under the indentures for the Company’s 6.500% senior subordinated notes due 2020 (the “6.500% Notes”), 6.375% senior subordinated notes due 2023 (the “6.375% Notes”) and 7.250% senior notes due 2018 (together with the 6.500% Notes and the 6.375% Notes, the “Notes”) as a result of the failure to timely deliver the FY 2016 Financial Reports and (iii) extend the deadlines for delivery of the Q1 2017 Financial Reports to the earliest of (A) the date that is ten business days after delivery of the FY 2016 Financial Reports, (B) the date that is three business days prior to the earliest date (after giving effect to any applicable cure periods or any waivers or other types of extensions) that an event of default would arise under the indentures for the Notes as a result of the failure to timely deliver the Q1 2017 Financial Reports and (C) July 28, 2017. In connection with the Fourth Amendment, the Company has agreed to pay, among other fees and expenses, to the lenders that approved the Fourth Amendment a consent fee of 0.25% of the sum of such lender’s (i) aggregate principal amount of its Term Loans outstanding and (ii) Revolving Credit Commitment (each as defined in the Credit Agreement).

The foregoing summary of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The Credit Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 24, 2015.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1
Fourth Amendment, dated as of May 30, 2017, among the Company, certain subsidiaries of the Company, the several lenders from time to time party thereto, Goldman Sachs Bank USA as B term loan administrative agent, Healthcare Financial Solutions, LLC, as pro rata administrative agent, to the secured Credit Agreement, dated as of June 18, 2015, among the Company, the several lenders from time to time party thereto, the Administrative Agents and certain other agents and arrangers.

Cautionary Statement Regarding Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “preliminary”, “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “can”, “continue” or similar words. A number of important factors could cause actual results of Alere and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the review discussed in the May 8-K is not completed in a timely manner or the scope of such review expands, (ii) the risk that the failure by Alere to file its Form 10-K for the fiscal year ended December 31, 2016, and Form 10-Q for the fiscal quarter ended March 31, 2017, in a timely manner could lead to the acceleration of the maturity of certain of Alere’s indebtedness, (iii) the possibility that the review discussed in the May 8-K and the preparation of restated financial statements uncover additional error or errors in revenue recognition or other financial information which require additional adjustments which may be material, or additional material weaknesses in the Company’s internal controls over financial reporting, (iv) risks relating to the ongoing investigations by the United States Securities and Exchange Commission (the “SEC”) and the United States Department of Justice, (v) the risk that these or other risk factors impact the expected timing of the filing of the Form 10-K for the fiscal year ended December 31, 2016, and Form 10-Q for the fiscal quarter ended March 31, 2017, and (vi) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (as filed with the SEC on August 8, 2016) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: May 30, 2017	By:	/s/ Douglas Barry
		Name:	Douglas Barry
		Title:	Associate General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1
Fourth Amendment, dated as of May 30, 2017, among the Company, certain subsidiaries of the Company, the several lenders from time to time party thereto, Goldman Sachs Bank USA as B term loan administrative agent, Healthcare Financial Solutions, LLC, as pro rata administrative agent, to the secured Credit Agreement, dated as of June 18, 2015, among the Company, the several lenders from time to time party thereto, the Administrative Agents and certain other agents and arrangers.